EXHIBIT 1.2



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
GRAPHIC       BRITISH          Ministry of Finance             Mailing Address:              Location:
              COLUMBIA         Corporate and Personal          PO BOX 9431 Stn ProvGovt      2nd Floor - 940 Blanshard St
                               Property Registries             Victoria BC V8W 9V3           Victoria BC
                               www.corporateonline.gov.bc.ca                                 250 356-8626

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                              Notice of Alteration

                                     Form 11
                            BUSINESS CORPORATIONS ACT
                                   Section 257

Filed Date and Time                 April 25, 2005 10:00AM Pacific Time

Alteration Date and Time            Notice of Articles Altered on April 25, 2005
                                    10:00 AM Pacific Time


                              NOTICE OF ALTERATION

Incorporation Number:                                 Name of Company:
BC0703052                                             NEW WORLD BATTERIES, INC.

ALTERATION EFFECTIVE DATE:

    The alteration is to take effect at the time that this application is filed with the Registrar.


AUTHORIZED SHARE STRUCTURE
________________________________________________________________________________


1. No Maximum                   Class A Shares                 Without Par Value


                                                               Without Special
                                                               Rights or
                                                               Restrictions
                                                               attached
________________________________________________________________________________


2. No Maximum                   Class B Shares                 With a Par Value
                                                               of 0.01 Canadian
                                                               Dollar(s) each

                                                               Without Special
                                                               Rights or
                                                               Restrictions
                                                               attached
________________________________________________________________________________


3. No Maximum                   Class C Shares                 Without Par Value


                                                               With Special
                                                               Rights or
                                                               Restrictions
                                                               attached


________________________________________________________________________________


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4. No Maximum                   Class D Shares                 With a Par Value
                                                               of 0.01 Canadian
                                                               Dollar(s) each




                                                               With Special
                                                               Rights or
                                                               Restrictions
                                                               attached


________________________________________________________________________________






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